Exhibit 99.2

The Ether Machine Redefining Institutional ETH Adoption July 2025 | Strictly Private and Confidential

2 (1) Assumes an Ether price of $3,800 as of July 20, 2025. Executive Summary • The Ether Machine, Inc. (“The Ether Machine” or the “Company”) is a purpose - built vehicle for investment into Ether ("ETH") through public equity markets ‒ Provides a compelling opportunity for value creation as an institutionally - focused, risk - managed ETH - denominated yield - generating vehicle that is structurally superior to available alternatives • The Ether Machine will become a publicly - listed company via a business combination with Dynamix Corp. Thesis • Increasing adoption by global financial institutions • A natively yield - generating asset • Ethereum powers the largest on - chain decentralized economy • ETH is deflationary by design - scarcity increases with demand • Ethereum is the largest blockchain infrastructure for decentralized finance, stablecoins, and tokenization of real - world assets • Regulatory tailwinds fuel Ethereum momentum and increasing adoption Ethereum Investment Thesis • A sponsor group led by Andrew Keys (“ETH Partners”) will contribute approximately $646mm of ETH in The Ether Machine (1) • At closing, The Ether Machine is expected to be the largest corporate ETH holder in the world with over 400,000 ETH (1) • The Ether Machine plans to leverage its ETH to generate compounding returns for its shareholders and benefit from ETH’s potential for price appreciation Value Proposition • Raised approximately $863mm of common equity (1) at $10.00 per share from institutional and strategic investors, via: ‒ Private Placement - fund within five days of signing of business combination agreement in cash or Ether; or ‒ PIPE - fund at closing of business combination in cash or Ether • Opportunity to invest alongside ETH Partners at an attractive entry price based on net asset value of Ether (“NAV”), where other companies pursuing crypto treasury strategies often trade at a significant premium to NAV Committed Capital

The Ether Machine is Highly Differentiated

1 Pure-play ETH focused publicly-listed company

- ***Dedicated exposure to ETH at scale with risk adjusted yield generation*** via full capacity staking and restaking
- ***Long-term shareholder value creation via multi-pronged strategy*** to compound ETH per share over time though DeFi and traditional capital markets activities
- ***Ecosystem champion dedicated to fostering ETH adoption*** within the Ethereum developer ecosystem and global financial institutions

2 Highly experienced management team with 115+ combined years of experience and individually contributing $646mm[(1)] at inception

- Establishes a ***new benchmark in the industry for real 'skin in the game'*** by a Management Team and strong alignment of interests
- ***Extensive credentials and experience across crypto, corporate finance, and principal investing***; led by Ethereum veteran and ecosystem thought leader – Andrew Keys

3 A structurally superior alternative and purpose built to scale

- De-novo entity with ***no legacy liabilities, business models or management teams***
- ***Institutional –grade infrastructure*** designed to high standards of trust, transparency and accountability including custodial safeguarding of ETH
- ***Corporate balance sheet optimization opportunities*** and scale advantages over time
- ***Blue-chip advisors*** including Citigroup Global Markets Inc.
- ***Nasdaq listed equity may provide superior accessibility and tax advantages*** to investors dependent on local jurisdiction and tax-paying status

Objective is to be the premier and largest publicly-traded company dedicated to ETH and the broader Ethereum ecosystem over time

(1) Assumes an Ether price of $3,800 as of July 20, 2025.

3

Andrew Keys

Chairman

Recognized operator, investor and thought leader in blockchain ecosystem

- ***25+ years of experience***
- Co-Founder and Managing Partner of Digital Asset Risk Management Advisors (DARMA), an investment management firm specializing in digital assets
- Previously Head of Global Business Development and member of the board of directors at Consensys — the world's leading Ethereum blockchain software engineering company
- Began career at UBS, focused on capital markets and technology equities analysis
- B.S. in Economics from Loyola University Maryland

*"**Ethereum will solidify its place as the future substrate of the global digital economy** by underwriting the world's contracts"*

-Andrew Keys

16 Ethereum Predictions From a Crypto Oracle

December 2020

CoinDesk

"We work on Ethereum because we believe this blockchain is the most powerful blockchain in the world"

-Andrew Keys

PYMTNS.com - Diving Into Microsoft's Blockchain Partnership

November 2015

PYMNTS

*"Andrew Keys has immersed himself over the last several years in Ethereum – and has become **one of the world's go-to business ambassadors for blockchain technology and the Ethereum protocol**."*

– Hiddenforces.io podcast, The Future of Distributed Applications and Ethereum's Blockchain

HIDDEN FORCES

The Man Who Brought Blockchain to Market, *Andrew Keys – is as bullish as they come on Ethereum. He believes Ethereum will soon become the basis for the global economy*

January 2022

REALVISION CRYPTO


The Bull Case for ETH
Digital Oil, Store of Value, and Global Reserve Asset for the Digital Economy
JUNE 2025

Andrew Keys

Co-Author

4

5 Note: Team shown represents the group that is expected to be in place upon consummation of the business combination. The Ether Machine – Leadership Team Seasoned management team with deep experience across decentralized finance (DeFi) and traditional finance (TradFi) Michael Ciklin Head of Capital Markets and Interim CFO 16+ years of experience in investing and financial markets analysis with a focus on structured credit and complex capital structures Served as Director of Research at Perini Capital prior to taking on his position with the Ether Machine Previously served as Portfolio Manager at Perini Capital where he led the firm’s special situations investing with a focus on fixed income, preferred equity, and common equity securities Previously served as Vice President at SPB Partners, Associate at Savills Studley, and Senior Financial Analyst at MGM Resorts Bachelor’s degree from Princeton University and JD, MBA, MRE degrees from the University of Florida Jonathan Christodoro Vice Chairman 20+ years of experience in principal investing, corporate finance, technology and strategic business building Co - Founder of Troluce Capital Advisors Previously served as CIO of Patriot Global Management, (a partnership with Alpha Wave Global), Managing Director at Icahn Capital, and various buyside research roles including at SAC Capital Began career in Investment Banking at Morgan Stanley Current Board Director at PayPal and bolttech Served on over a dozen boards in total including eBay, Xerox, Cheniere Energy, Lyft and Hologic MBA from University of Pennsylvania's Wharton School of Business, MPH in Epidemiology from the Harvard T.H. Chan School of Public Health, and B.S. in Applied Economics and Management from Cornell University David Merin CEO 20 + years of experience in principal investments, technology and politics Former Head of Corporate Development at Consensys, responsible for fundraising, M&A, strategic investments and business development Co - Founder of Coven, tokenized venture investment platform Previously served as Engagement Manager at McKinsey & Co, consulting within private equity, corporate finance and infrastructure practices Began career in real estate private equity working at NALS J.D. from Georgetown University and B.S. in Economics from Bucknell University Andrejka Bernatova Founder, Chair, CEO of Dynamix Corp . 20+ years of experience in principal investing, corporate finance, energy and strategic business building Served as CEO of ESGEN Acquisition Corporation; successfully closed the business combination in 2024 (NASDAQ: ZEO) Previously, Executive at PennTex Midstream Partners (NASDAQ: PTXP), Goodnight Midstream, Core Midstream, and Enchanted Rock Served as Vice President at Morgan Stanley in Energy Investment Banking Previously held roles in principal investing at Blackstone and Mubadala Began career in Investment Banking at Credit Suisse A.B. in Government from Harvard University Tim Lowe CTO 20+ years of experience in front office IT development and project management Deep knowledge of blockchain and crypto applications and processes needed for institutional trading of Digital Assets Strategic Advisor at Bitwise Asset Management and DARMA Capital (previously also served as CTO) Previously served as Principal Consultant at Amazing Fox, Advisor at Attestant and ZK Ladder, Product Manager at Consensys, BBVA, Mosaic Financial Markets, Credit Suisse, and RBC B.S. from Swansea University Darius Przydzial Head of DeFi 20+ years of experience in senior risk and quant roles Expert in decentralized protocol design, including DEXs, AMMs, derivatives, and tokenomics across Ethereum and Layer 2 ecosystems Served as a core contributor to Synthetix, a leading DeFi protocol on Ethereum Co - Founder of ventures within Consensys and RFX DEX; advisor to numerous DeFi protocols on architecture, stability, security, and treasury systems Previously held senior risk and quant roles at J.P. Morgan, Fortress Investment Group, and SAC MSE degrees from the University of Pennsylvania and Stevens Institute of Technology, a Certificate in Quantitative Finance, and a CFA charterholder

Ethereum Overview

ETH, the 2nd largest cryptocurrency by market cap, is the most decentralized and valuable blockchain enabling general purpose smart contracts, making it the home of stablecoins, DeFi, and tokenization

A Digital Economy

- Ethereum is the leading platform for enabling DeFi (Decentralized Finance), stablecoins, tokenization, RWAs (Real World Assets), NFTs (Non-fungible tokens) and more
- Potential future use cases include automating all manner of contractual relationships (e.g., marketplace businesses like Uber, catastrophe insurance)

Developer Ecosystem

- Largest blockchain developer base, with over 6k monthly active developers (1)
- Ethereum Virtual Machine (EVM) boasts a robust network effect with 8,925 developers - roughly 3.6x the size of the next largest stack (2)

Proof-of-Stake Transition

- Successfully transitioned from PoW to PoS with "The Merge" in 2022, drastically reducing energy usage by ~99.95% (2)
- The transition introduced staking yield and improved economic security
- ETH staking adoption has reached ~30% of total supply (3)

Monetary Policy

- Issuance of new tokens sustainably funds the validators providing security for the network
- Ethereum has a maximum issuance cap of 1.51% per year (4) (5)

Scalability Roadmap

- Ethereum is focused on providing a maximally secure decentralized base layer with additional scaling and customization via Layer-2 networks
- The Ethereum Roadmap is focused on 3 strategic goals: scale the base layer, scale Layer-2 networks, and improve the UX

Interoperability & Token Standards

- The Ethereum ERC-20 and ERC-721 standards have become industry norms enabling seamless interaction between wallets and applications for tokens representing stable coins, RWAs and other tokenized assets
- Interoperability, programmability and security means Ethereum is uniquely positioned to provide the infrastructure for Autonomous AI Agents to interact

Source: (1) Electric Capital 2024 Developer Report. (2) Ethereum.org. (3) Coinbase. (4) The Bull Case for ETH – June 2025. (5) Whereas Bitcoin has a maximum supply cap of 21mm but current issuance of 0.85%.

6

Ethereum – The Leading Yield-Generating Cryptocurrency

A yield-generating, productive asset

- Ethereum's shift to Proof-of-Stake (PoS) via the Merge (Sept. 2022) allows ETH holders to earn ETH-denominated staking rewards, akin to dividends or bond interest

~$460bn	~$130bn	30%	2.8%
ETH Market Cap (1)	Staking ETH Market Cap (2)	Percent Staked (2)	Current Staking APR (3)

Ethereum powers the largest on-chain decentralized economy

- ETH is not only a currency – it is also becoming critical financial infrastructure
- Ethereum blockchain powers the largest decentralized financial ecosystem – smart contracts, stablecoins, tokenized assets, and NFTs

$767bn	~65%	1.5mm
of Hosted Assets Across Ethereum Base Layer and Layer-2 Networks (4)	of DeFi TVL is on Ethereum Base Layer and Layer-2 Networks (5)	Daily Processed Transactions on Ethereum (6)

ETH is deflationary by design - scarcity increases with demand

- ETH's supply shrinks over time due to its reflexive burn mechanism (EIP-1559), where a portion of every transaction fee is permanently destroyed
- Post-Merge, ETH was net deflationary in a period from Jan. 2023 to Feb. 2025, with more ETH burned than issued (3)
- **This creates a self-reinforcing scarcity loop:**

Increase in Usage → More ETH Burned → Tighter Supply → Strong Price Support

Source: (1) CoinMarketCap. Data as of July 20, 2025. (2) Coinbase. Data as of July 18, 2025. (3) Ultrasound.money. Data as of July 18, 2025. (4) The Bull Case for ETH – June 2025. (5) DefiLlama. Layer-2 networks includes Base, Arbitrum, Polygon, and Unichain. Data as of July 18, 2025. (6) Ychart. Data as of July 18, 2025.

7

8 The Ether Machine’s Corporate Strategy Our team will seek to generate ETH - denominated yield and revenue to compound our ETH holdings Stake and restake ETH natively or via staking providers Delegate or run validators to earn staking rewards and additional restaking yield Capitalize on DeFi opportunities Pursue onchain opportunities that offer attractive risk adjusted returns Provide institutional staking access Create turnkey staking and restaking solutions for enterprises and funds to generate ETH denominated revenue Compound ETH Our team will seek to accelerate adoption to drive demand for crypto enhanced security provided by staked ETH Strengthen the Ethereum network by contributing to the developer community Sponsor open - source tooling, L2 scaling research, and Ethereum Improvement Proposals (EIPs) Engage institutional and retail audiences through • Modular educational content • Branded video media • Partnerships with conferences Support early - stage teams Support teams across DeFi, infrastructure, and dApps to accelerate adoption Grow Ecosystem Our team will seek to deploy an ETH accumulation and treasury strategy with the following mandates Acquire ETH Build ETH reserves through purchases and strategic partnerships Capitalize on additional capital markets opportunities Pursue additional capital markets offerings that have the potential to grow ETH per share for our common shareholders (e.g., issuing convertibles) Actively manage ETH holdings Monitor market conditions to optimize holdings with an aim to increase ETH per share over time Accumulate ETH

The Ether Machine is a Compelling Gateway to ETH in the Public Markets

The Ether Machine offers numerous advantages relative to other current and potential ETH investment opportunities in the capital markets

	The Ether Machine	Spot ETH ETFs	Potential Staked ETH ETFs	Listed Shell Companies
Native Yield Generation	✓ Staking at full capacity ✓ Potential to pursue onchain strategies	• None	• Technical challenges limit potential staking capacity	✓ Staking at full capacity ✓ Potential to pursue onchain strategies
Ability to Leverage Capital Markets	✓ Debt - secured or unsecured convertible notes ✓ Equity - preferred stock and At-the-Market Offerings	• Limited to investor subscriptions / redemptions	• Limited to investor subscriptions / redemptions	✓ Debt - secured or unsecured convertible notes ✓ Equity - preferred stock and At-the-Market Offerings
Management	✓ Focused full time management team to actively manage strategy and capital structure	• Typically passively managed	• Typically passively managed	• Typically legacy management continues / potentially outsourced functions to 3rd parties
Governance / Legacy Liability	✓ Clean entity	✓ Clean entity	✓ Clean entity	• Historical liabilities and operations from legacy business

9

Transaction Summary

Transaction Overview

- **The Ether Machine**, an institutional pure-play Ethereum platform, launches via a business combination between The Ether Reserve and Dynamix Corp. ("DYNX")
- The Ether Machine enables public market investors to access Ethereum's native returns, and aims to generate long-term **ether-denominated yield**
- At closing, The Ether Machine is expected to manage the largest liquid ETH balance sheet among actively managed, publicly traded Ethereum vehicles, with **over 400,000 Ether**(1)
- Transaction raised over **$1.5 billion** of **committed capital** in **common stock** at $10.00 per share(1), including:
  - **$646 million** from ETH Partners, led by Andrew Keys
  - **$863 million** from institutional and strategic investors
- Pro forma equity value of **$1.7 billion** at close(1)(2)
- ETH Partners and DYNX sponsor will be subject to a 180-day lock-up following closing of business combination(3)
- Net proceeds from committed financing and DYNX cash in trust (after transaction costs and reserve for operating expenses) to be used to fund the acquisition of Ether
- Expected closing in Q4 2025

Sources & Uses

Sources ($ mm)	
ETH Partners In-Kind Contribution	$646
DYNX Cash in Trust(2)(4)	170
Committed Private Placement / PIPE	863
Total Sources	**$1,679**

Uses ($ mm)	
ETH Partners Equity Interest	$646
Contributed / Purchased Ether / Balance Sheet Cash	1,003
Est. Transaction Fees and Expenses	30
Total Uses	**$1,679**

Illustrative Pro Forma Economic Ownership at Closing(1)(5)



10%
40%
50%
DYNX Shareholders(2)
Private Placement / PIPE Investors(6)
ETH Partners(7)

(1) Assumes an Ether price of $3,800 as of July 20, 2025.
(2) Assumes no DYNX shareholders exercise redemption rights at closing.
(3) Subject to early release if certain conditions are met.
(4) DYNX cash in trust value as of July 18, 2025. Does not account for additional accrued interest on cash in trust, which would increase trust value per share at closing.
(5) Assumes $10.00 per share. Includes 5.5mm DYNX Class B shares. Excludes the impact of 8.3mm DYNX public warrants (exercisable at $11.50 per share) and 5.985mm DYNX private placement warrants (exercisable at $11.50 per share), to be exchanged for an equivalent number of ListCo warrants.
(6) Assumes price of Ether does not change between announcement and closing, and no Ether-denominated yield is generated between announcement and closing.
(7) Excludes the impact of 8mm earnout shares available for ETH Partners, vesting ratably in four tranches (2mm shares at $11.00 after 6 months, 2mm shares at $13.00 after 12 months, 2mm shares at $15.00 after 18 months, and 2mm shares at $17.00 after 18 months post closing),

10

1. Ethereum Investment Thesis

12 1,400% 0 200 400 600 800 1000 1200 1400 1600 1800 Jul - 2020 May - 2021 Mar - 2022 Jan - 2023 Nov - 2023 Sep - 2024 Jul - 2025 ETH Performance Source: CoinMarketCap, CNBC, Market Wallet, Reuters. Market data as of July 20, 2025. (1) Excludes stablecoins. Ether Price Performance ~$460bn ETH Current Market Cap ~$4,000 LTM ETH Peak Price ~$4,800 ETH All Time High Price ~13% (1) Current ETH % of Total Crypto Market Cap ETH has had strong price performance over the past five years, gaining ~1,500% The Senate passes the GENIUS Act 2,000% ETH network upgrade and passage of EIP - 1559 Securities sell - off amid U.S. interest rate uncertainty SEC approves spot ETH ETFs for trading Liberation Day ETH Pectra Upgrade Merges Prague + Electra introducing improvements across Ethereum’s execution and consensus layers Trump wins Presidential Election ~1,500% ~$3800 ~19% Current ETH Market Cap as % of BTC Market Cap The House of Representatives passes the GENIUS Act

13 Crypto - Friendly Presidential Administration Signed an executive order “to support the responsible growth and use of digital assets, blockchain technology, and related technologies across all sectors of the economy.” Established a U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile which includes Ethereum Trump Media and Technology Group (NYSE: DJT) filed a registration statement for a $2.3bn Bitcoin treasury deal on June 6, 2025 Appointed Paul Atkins , a Bitcoin advocate, as SEC Chair Appointed David Sacks , former PayPal executive, as White House A.I. & Crypto Czar Legislative Progress in the U.S. and EU The GENIUS Act, a national framework for regulating stablecoins, was signed into law by President Trump on July 18, 2025 The CLARITY Act , a market structure bill that would expand the CFTC’s role and clarify how digital assets are classified and regulated, has been advanced by the House MiCA, the EU's framework for regulating digital assets, including stablecoins, went into effect in 2025 Source: CoinDesk, Financial Times, SEC.gov. Regulatory clarity in the U.S. and EU should pave the way for continued growth in digital assets Regulatory Tailwinds Fuel Ethereum Momentum and Increasing Adoption

Institutions Are Coming to Ethereum

Major financial institutions are laying the groundwork for Ethereum integration – through stablecoin infrastructure, on-chain payment rails, and staking-enabled ETFs

Financial Institutions are Adopting Stablecoin Infrastructure

- J.P.Morgan introduced a **USD Deposit Token, JPMD,** on coinbase's Base blockchain, **an Ethereum Layer-2 blockchain network,** enabling J.P. Morgan institutional clients to move money 24/7 on-chain (June 2025)

- CIRCLE and fiserv. announced a strategic collaboration to **integrate stablecoin payments into Fiserv's global ecosystem of financial institutions and merchants**. Under the agreement, Fiserv will leverage Circle's USDC infrastructure and payments network alongside its own digital-banking and payment capabilities to open up access to regulated digital-dollar transactions for its clients (June 2025)

Asset Managers Updated ETF Filings to Incorporate Staking

- BlackRock. updated filing for **iShares Ethereum Trust** to allow in-kind redemptions in ETH (rather than cash) and ETH staking

- GRAYSCALE updated filings for both **Grayscale Ethereum Trust ETF (ETHE)** and **Grayscale Ethereum Mini Trust ETF (ETH)** to include staking provisions

- Fidelity updated filings for **Fidelity Ethereum Fund (FETH)** to incorporate staking

Source: CoinDesk, press release, filing.

14

15 0 5 10 15 20 25 30 35% North America Europe Asia Sources: (1) DefiLlama. Includes Ethereum base layer and Layer - 2 networks (Base, Arbitrum, Polygon, and Unichain). (2) Electric Capital 2024 Developer Report. (3) Ethereum Layer - 2 network. Note: Market data as of July 18, 2025. Ethereum's unmatched developer activity, financial innovation, and institutional backing have the potential to make it the foundation of decentralized finance Ethereum Powers the Next Evolution of Financial Services Total Value Locked by Blockchain Ethereum remains the largest DeFi hub, accounting for about ~65% (1) of total TVL DeFi Market Leadership Ethereum's dominance in DeFi stems from its pioneering role as a programmable blockchain, enabling the creation and deployment of smart contracts and decentralized applications Technological Advancements Ethereum’s transition from Proof of Work (PoW) to Proof - of - Stake (PoS) via the Merge in 2022 was a major upgrade that enhanced the network's scalability, security, and energy efficiency Out of ~$137bn total value locked in DeFi, the Ethereum base layer and Layer - 2 networks account for ~$90bn (1) The Pectra upgrade, which went live in May 2025, is set to further boost Ethereum’s functionality and scalability, drive greater adoption among developers and institutions, and is expected to increase demand for ETH Top 3 Ecosystems in Each Continent Ranked by Monthly Active Developers (2) Ethereum Solana Polkadot Base (3) Polygon (3) Ethereum & L 2 s Solana Bitcoin BSC Tron Others $150 100 50 0 2021 2022 2023 2024 2025

16 RWA Tokenization Opportunity Tokenization is the process of converting ownership rights in Real - World Assets (“RWA”) - such as real estate, commodities, stocks, bonds, and even art - into digital tokens that live on a blockchain Tokenized assets can be traded 24/7, settled instantly and fractionalized to reach a broader range of investors and enhance market liquidity For institutions, tokenization reduces manual custody costs while offering transparency and programmability The size of the RWA market has increased from ~$15.7bn at the beginning of 2025, to ~$25.9bn currently, representing ~65% (2) growth in 7 months, as the industry sees potential regulatory clarity on the horizon Security Token Market forecasts as large as $ 30 tn in asset tokenization by 2030 , led by stocks, real estate, bonds and gold (3) Ethereum Dominates Tokenized Assets From stablecoins to U.S. Treasuries, Ethereum has emerged as the preferred blockchain infrastructure for institutions aiming to bridge traditional finance with the digital asset world Out of ~$7.5bn in tokenized U.S. Treasury Debt, $5.7bn or 76% of total, sits on the Ethereum network (2) (2) Source: (1) Coindesk. (2) RWA.xyz. (3) Standard Chartered. Note: Market data as of July 18, 2025. Ethereum is the leader in tokenization, a potential $30 trillion opportunity by 2030, led by stocks, real estate, bonds and gold (1) Ethereum is the Backbone of Tokenized Real - World Assets Ethereum $7.7 ~57% ETH L2s ~23% RWA Total Value per Network (2) ($ in bn) All Others ~21% 0 5 10 15 20 Total RWA Value ($ in bn) $25 Commodities Non - US Gov. Debt Corp. Bonds Stocks Institutional Alt.Funds U.S. TSY Debt Private Credit

Ethereum is the Leader in Stablecoin Infrastructure

Stablecoins have become a major component of global internet finance through rapid growth in use cases, increasing regulatory clarity, and accelerating institutional adoption

Stablecoins: The Future of Digital Money

- Stablecoins serve as a bridge between fiat and crypto ecosystems, bringing seamless interoperability across financial systems
- Internet-native transactions with 24/7/365 access, near-instant settlement, and minimal fees
- Total **stablecoin supply** has surged to **~$260bn** where **~54% is powered by the Ethereum base layer and Layer-2** networks as of July 2025 (1)
- The annual stablecoin transfer volume **reached $27.6 trillion last year, surpassing the combined volumes of Visa and Mastercard** (3)
- On June 5, 2025, Circle launched its IPO at $31 per share and closed at $83 on day one, a 168% surge, underscoring the growing utility and demand for stablecoins – currently trading at ~$220 (4)

Stablecoin Supply By Chain ($bn) (1)

Ethereum leads the stablecoin market, powering ~54% of total supply (2)



$300
$200
$100
--
2020
2021
2022
2023
2024
2025
Ethereum
Ethereum & Layer-2
Tron
Solana
BNB Chain
Sui
Avalanche C-Chain
Aptos
Other

Stablecoin Transaction Volume & Market Share ($tn) (3)



1.0%
3.0%
15.0%
16.0%
14.0%
21.0%
$1
$3
$4
$4
$6
2019A
2020A
2021A
2022A
2023A
2024A
Label
Stablecoin transaction volumes ($tn)
Stablecoins as a % of total credit card volume

Sources: (1) The Block. Market data as of July 18, 2025. (2) Includes Ethereum base layer and Layer-2 networks (Base, Arbitrum, Polygon, and Unichain). (3) CEX.io as of January 31, 2025. Stablecoin transaction volume is the total dollar amount of stablecoin transactions (buys, sells, and trades) within a specific period. Represents stablecoin volumes as a percentage of total credit card purchase volume on Visa, Mastercard, and American Express. (4) As of July 18, 2025.

17

18 Source: FactSet. VanEck. Coinbase. Market data as of July 18, 2025. (1) Volatility is defined as the standard deviation of the last 30 days daily percentage change in BTC price. Numbers are annualized by multiplying by the square root of 365, as BTC trades all year round. ETH’s higher volatility enables lower - cost financing, making it a superior asset for corporate treasury strategies targeting long - term growth Institutionalizing ETH as the Dominant, Productive Treasury Asset 0.0 20.0 40.0 60.0 80.0 100.0 120.0% Jul - 2024 Sep - 2024 Oct - 2024 Dec - 2024 Jan - 2025 Mar - 2025 Apr - 2025 Jun - 2025 Jul - 2025 ETH BTC ETH is a Superior Treasury Asset ETH as the backbone of the decentralized next generation of the internet has an exponentially larger total addressable market than BTC ETH has higher price volatility, which should enable equal or lower - cost convertible bond financing relative to bitcoin - related strategies There are more levers to grow ETH per share, including staking, which can potentially lead to higher mNAV ETH serves as productive collateral across DeFi, earns native staking yield and underpins a broader ecosystem of use cases, from stablecoins to tokenized assets LTM BTC and ETH Annualized Price Volatility (1)

2. Supplementary Information

20 Strategy’s share price has outperformed Bitcoin by ~3.75x over the past five years since initiating its Bitcoin treasury strategy. This strategy created a flywheel effect driving a premium to its NAV Strategy Has Created Massive Shareholder Value Raise Capital via Convertible Notes & ATM Buy Bitcoin Bitcoin Price Appreciates MSTR Share Price Appreciates Strategy’s Bitcoin Accumulation Strategy • Use Free Cash Flow: Acquire bitcoin with cash from operations from core business intelligence software business • Leverage Attractive Capital : Raise funds through low - interest financial instruments such as convertible notes, senior bonds, and at - the - market offerings • Acquire Bitcoin: Use capital raised to accumulate Bitcoin as a long - term store of value and hedge against monetary debasement • Enhance Returns and Repeat: As Bitcoin price appreciates, MSTR appreciates enabling further capital raises $423 ~3,300% ~$118,000 ~900% (100) Aug - 2020 Aug - 2021 Aug - 2022 Jul - 2023 Jul - 2024 Jul - 2025 400 900 1400 1900 2400 2900 3,400% MSTR BTC Source: FactSet, Company website. Market data as of July 18, 2025. (1) mNAV represents a multiple of Bitcoin NAV, calculated by dividing Enterprise Value by Bitcoin NAV. Sourced from Strategy.com. MSTR vs. Bitcoin Price Performance Since MSTR Commenced BTC Treasury Strategy in August 2020 MSTR Trades at a Premium Multiple - to - NAV (1) of 1.85x The Flywheel Effect

An Increasing Number of Companies are Pursuing Crypto Treasury Strategies

A growing number of companies are adopting Bitcoin and Ethereum treasury strategies, successfully driving shareholder returns while unlocking crypto exposure for investor capital

Select Public BTC Holders

	Strategy	metaplanet.	TMTG
Business Description	Enterprise business analytics and mobility software	Hotel development and operation in Japan	Media and technology company
Crypto Holdings #	601,550 BTC	15,488 BTC	21,249 BTC
Crypto Value[(1)] ($ in mm)	$70,775	$1,822	$2,500
Market Cap / Crypto Value	1.6x	3.4x	2.1x

Select Recent Public Offerings

	TWENTY ONE	STRIVE ASSET MANAGEMENT	NAKAMOTO	SHARPLINK GAMING
Transaction Description	Bitcoin treasury established through merger with Cantor Equity Partners (CEP)	Asset manager adopting bitcoin treasury strategy through merger with Asset Entities (ASST)	Bitcoin treasury established through merger with KindlyMD (NAKA)	PIPE led by Consensys to launch a treasury strategy focused on Ethereum
Sponsor	Tether / Bitfinex / SoftBank	Strive Asset Management	David Bailey / BTC Inc	Joe Lubin / Consensys
Sponsor Contribution >$100mm	✓	X	X	X
Base Coin	BTC	BTC	BTC	ETH
Implied MOIC for Common Equity Investor[(2)] – Based on High Price	5.0x [(3)]	9.6x [(4)]	22.3x [(5)]	12.9x [(6)]
Implied MOIC for Common Equity Investor[(2)] – Based on Current Price	3.1x	3.3x	9.8x	4.7x

Source: FactSet, press release. Note: (1) Assumes bitcoin price of $118k as of July 18, 2025. (2) Current price as of July 18, 2025. High price since public announcement of offering. (3) Calculated based on the issuance price of common stock PIPE at $10.00 per share, announced in May 2025. (4) Calculated based on the issuance price of common stock at $1.35 per share, announced in May 2025. (5) Calculated based on the issuance price of common stock at $1.12 per share, announced in May 2025. (6) Calculated based on the issuance price of common stock at $6.15 per share, announced in May 2025.

21

22 Sources: BlackRock. (1) CoinMarketCap as of July 20, 2025. (2) Electric Capital 2024 Developer Report. (3) Ultrasound.money. (4) DefiLlama. (5) The Bull Case for ETH – June 2025 . This max inflation rate is for the current supply; since inflation is a function of supply, as the supply increases or decreases this value fluctuates inversely. Note: Data as of July 18, 2025. (6) Incudes Ethereum base layer and Layer - 2 networks (Base, Arbitrum, Polygon, and Unichain). Bitcoin vs. Ethereum Ethereum Bitcoin Programmable platform enabling the execution of decentralized applications Internet - native global monetary alternative Value Proposition July 2015 January 2009 Launch Date ~ $460 bn (2 nd ) ~ $2.4 tn (1 st ) Market Cap (Rank) (1) 6,244 developers per month 1,200 developers per month # of Active Developers (2) Fixed Supply Issuance : Max Theoretical Gross Issuance of 1.51% Annually (5) Fixed Supply Cap : 21 million Supply Mechanics Proof of Stake Proof of Work Consensus Mechanism 2.8% N/A Staking Yield (3) 1,393 61 # Protocols (4) ~$90bn (~65% of total TVL) (6) ~$7bn (~5% of total TVL) DeFi TVL (4)

Ethereum – The Merge & Staking Overview

The Merge transformed Ethereum into a more energy-efficient, yield-generating, and deflationary network

Ethereum Merge

The Merge was executed on September 15, 2022, completing Ethereum's transition from **proof-of-work to proof-of-stake** consensus and unlocking following features:

- **Energy Efficiency**: ~99.95% reduction in energy consumption ETH
- **Burn (EIP-1559)**: Base fees from transactions are burned, reducing supply
- **Native Yield**: ETH holders earn staking rewards
- **Deflationary Potential**: ETH supply can decrease during periods of high activity
- **Economic Security**: Misbehaving validators get slashed (lose staked ETH)
- **Upgrade Foundation**: Merge enables future scaling and efficiency upgrades
    - **Sharding**: Splits Ethereum into parallel chains to process more transactions simultaneously
    - **Rollups**: Bundle many transactions off-chain and post them on Ethereum as a single proof, drastically increases throughput and reduces fees

Proof-of-Work vs. Proof-of-Stake

	Proof of Work	Proof of Stake
Validation Method	Requires complex computational work, known as mining	The amount of cryptocurrency put at stake controls verification
Consensus Algorithm	The first to solve the puzzle becomes the validator	An algorithm picks a validator based on the value of their collateral
Efficiency	Less efficient due to high computational power and energy consumption	More efficient as it doesn't require any mining equipment
Centralization Risk	Comes with a risk of miners with powerful equipment dominating the network	Early adoption and wealth concentration could lead to centralized network


ETH Supply

The Merge (Sept 2022) – Current

Burn Mechanism + PoS = Structural Supply Constraint

- Under PoW, miners were paid ~13,000 ETH/day to secure the network. After The Merge, PoW mining rewards were removed, and PoS validators get ~1,600 ETH / day
- Ethereum burns a portion of gas fees with every transaction. When network activity (gas fee) is high, more ETH gets burned than issued, making ETH deflationary

Lower Centralization Risk under PoS due to Ethereum's unique network evolution (long PoW phase for 7 years before conversion) and early token distribution (open access at launch helped diversify holders)

Source: Ultrasound.money, Ethereum.org.

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Transaction Structure

At Signing of Business Combination Agreement

- Private placement investors to fund their commitment in either cash or Ether in The Ether Reserve LLC ("SPV") within five days of signing
- ETH Partners commit to contribute $646 million (169,984 ETH) at closing(1)
- Net proceeds to be used to purchase Ether in 10 business days post-signing



Private Placement Investors
Fund in Cash or Ether
SPV Class A shares(2)
ETH Partners
Commit $646mm of Ether
The Ether Reserve LLC (SPV)
Ether to be held in custody account until closing
Purchase Ether with net proceeds from private placement

At Closing of Business Combination

- The Ether Machine, Inc ("ListCo"), SPV, and SPAC to consummate a reverse triangular merger
- PIPE investors fund their commitment in either cash or Ether, and receive ListCo Class A shares or Company Exchange Units of the SPV (which are exchangeable into ListCo Class A shares)
- Non-redeeming DYNX shareholders to receive ListCo Class A shares
- SPV Class A / Class B shares converted into ListCo Class A / Class B shares, subject to the closing adjustment(4). Investors that contribute Ether can elect to get Company Exchange Units of the SPV (which are exchangeable into ListCo Class A shares) in lieu of receiving ListCo Class A shares
- Net proceeds to be used to purchase Ether, post-closing of the business combination



PIPE Investors
Fund in Cash or Ether
ListCo Class A shares(3)
DYNX Shareholders
ListCo Class A shares(3)
Non-redeeming Trust
The Ether Machine, Inc (ListCo)
Purchase Ether with net proceeds from PIPE / SPAC Trust
Dynamix Corp
Merger
SPAC Merger Sub
Contribute $646mm of Ether
NewCo Merger Sub
Merger
The Ether Reserve LLC
ETH Partners

(1) Assumes an Ether price of $3,800 as of July 20, 2025.
(2) The Ether Reserve LLC Class A shares are entitled to zero vote per share and Class B shares are entitled to one vote per share.
(3) The Ether Machine, Inc. Class A shares are entitled to zero vote per share and Class B shares are entitled to one vote per share.
(4) Number of shares issued at closing to be adjusted based on the Closing Adjustment as described on the "Private Placement Offering Terms" page.

24

25 (1) The Ether Reserve LLC Class A shares are entitled to zero vote per share and Class B shares issued to ETH Partners are entitled to one vote per share. Private Placement Offering Terms (Immediate Funding) The Ether Reserve LLC (“SPV”), domiciled in the U.S. Issuer Non - Voting Class A Shares (1) Security $10.00 per share Offering Price July 25, 2025 at 12:00 PM ET Funding Timing Investors may elect to contribute either in cash or in - kind in Ether Form of Funding Cash used to purchase Ether within 10 business days following the execution of the BCA Use of Proceeds Automatically converted into Non - Voting Class A shares of The Ether Machine, Inc. at the closing of the business combination on a one - to - one basis, subject to the Closing Adjustment (defined below). Investors that contribute Ether can elect to get Company Exchange Units of the SPV (which are exchangeable into Non - Voting Class A shares of The Ether Machine) in lieu of receiving Non - Voting Class A shares of The Ether Machine at closing. Conversion If i) the price of Ether at the closing of the business combination exceeds the VWAP of Ether over the ten - day period ending August 1, 2025 or ii) the SPV generates Ether - denominated yield between announcement and closing of the business combination, investors are entitled to receive additional shares representing the incremental value at $10.00 per share. Closing Adjustment If the business combination does not close, the investors shall have the right to elect to receive a pro rata distribution of the purchased Ether or the cash equivalent thereof (based on the market value of Ether at the time of liquidation) Liquidation Preference Citigroup Global Markets Inc. Placement Agent

26 (1) The Ether Machine, Inc. Class A shares are entitled to zero vote per share and The Ether Machine, Inc. Class B shares issued to ETH Partners are entitled to one vote per share. Common Equity PIPE Offering Terms (Delayed Funding) The Ether Machine, Inc. (“ListCo”), domiciled in the U.S. Issuer Non - Voting Class A Shares of ListCo or Company Exchange Units of the SPV (which are exchangeable into Non - Voting Class A shares of ListCo) (1) Security $10.00 per share Offering Price Immediately prior to the closing of the business combination Funding Timing Either in cash or in - kind in Ether Form of Funding Citigroup Global Markets Inc. Placement Agent

3. Risk Factors

28 Certain factors may have a material adverse effect on the business, financial condition and results of operations of The Ether Reserve LLC (“ SPV ”), The Ether Machine, Inc . (“ ListCo ”) and/or Dynamix Corporation (“ Dynamix ” and, together with SPV and ListCo, the “ Parties ”) and your proposed investment through the private placements described in the accompanying discussion materials (the “ Private Placements ”) . The risks and uncertainties described below are not the only ones that the Parties face . Additional risks that the Parties are unaware of, or that the Parties currently believe are not material, may also become important factors that materially adversely affect any of the Parties . If any of the following risks actually occur, the business, financial condition, results of operations, and future prospects of the Parties could be materially and adversely affected . In that event, the trading price of ListCo’s Class A common stock (the “ ListCo Class A Common Stock ”) and public warrants following the proposed business combination among the Parties (the “ Business Combination ”) could decline, and you could lose all or part of your investment . Many of the risks and uncertainties affecting ListCo below are also relevant to an investment in the SPV, and investors in the SPV may be affected by such risks and uncertainties . Risk Factors

29 Risk Factors (Cont.) Risks Related to the Business and Strategy of ListCo and Investing in Ether Ether is a highly volatile asset and in the event the transaction does not close there is no guarantee that the value of Ether will not have materially deteriorated compared to the price of Ether at the time of signing of the subscription agreements. ListCo’s principal asset will be Ether, the native cryptocurrency of the Ethereum blockchain. Ether is a highly volatile asset, and ListCo’s operating results may significantly fluctuate, including due to the highly volatile nature of the price of Ether and erratic market movements. Due to ListCo’s limited operating history and the concentration of its Ether holdings, it will be difficult to evaluate ListCo’s business and future prospects, and ListCo may not be able to achieve or maintain profitability in any given period. A significant decrease in the market value of ListCo’s Ether holdings could adversely affect ListCo’s ability to satisfy its financial obligations. ListCo will operate in a highly competitive environment and will compete against companies, asset managers and other entities with similar strategies, including companies and other investors with significant Ether holdings and ETFs and ETPs for Ether and other digital assets, and ListCo’s business, operating results, and financial condition may be adversely affected if ListCo is unable to compete effectively. The introduction of government issued digital assets could eliminate or reduce the need or demand for private - sector issued digital assets, or significantly limit their utility. National governments around the world could launch central bank digital currencies, which could in turn limit the size of the market opportunity for cryptocurrencies, including Ether, and may adversely impact ListCo’s business. The emergence or growth of other private - sector digital assets, including those with significant backing, including by governments, consortiums or financial institutions, could have a negative impact on the price of Ether and adversely affect ListCo’s business. ListCo’s Ether holdings will be less liquid than its cash and cash equivalents and may not be able to serve as a source of liquidity for ListCo. ListCo will face risks relating to the custody of its Ether. If ListCo or its third - party service providers experience a security breach or cyberattack and unauthorized parties obtain access to ListCo’s Ether, or if ListCo’s private keys are lost or destroyed, or other similar circumstances or events occur, ListCo may lose some or all of its Ether and ListCo’s financial condition and results of operations could be materially adversely affected. ListCo’s Ether acquisition strategy exposes ListCo to risk of non - performance by counterparties, including, in particular, risks relating to its custodians, including as a result of inability or refusal of a counterparty to perform because of a deterioration in the counterparty’s financial condition and liquidity or for any other reason. Ether and other digital assets are relatively novel assets, which will expose ListCo to significant legal, commercial, regulatory and technical uncertainty, which could adversely impact ListCo’s financial position, operations and prospects. The application of state and federal securities laws and other laws and regulations to digital assets is unclear in certain respects, and it is possible that regulators in the United States or foreign countries may interpret or apply existing laws and regulations in a manner that could materially adversely affect ListCo’s financial position, operations and prospects. Policymakers in the U.S. are just beginning to consider what a regulatory regime for digital assets would look like and the elements that would serve as the foundation for such a regime. ListCo may be unable to effectively react to proposed legislation and regulation of digital assets, which would adversely affect its business. Ether’s status as a “security” in any relevant jurisdiction, as well as the status of Ether - related products and services in general is subject to a high degree of uncertainty and if ListCo is unable to properly characterize such product or service offering, ListCo may be subject to regulatory scrutiny, inquiries, investigations, fines, and other penalties, which may adversely affect ListCo’s business, operating results, and financial condition. Absent federal regulations, there is a possibility that Ether may be classified as a “security.” Any classification of Ether as a “security” could lead to ListCo’s classification as an “investment company” under the Investment Company Act of 1940, and would subject ListCo to additional regulation and could materially impact the operation of ListCo’s business. If ListCo were deemed to be an investment company under the Investment Company Act of 1940, applicable restrictions likely would make it impractical for ListCo to continue segments of its business as currently contemplated and could adversely affect ListCo’s financial condition, the market price of Ether, the market price of shares of ListCo Class A Common Stock and warrants, and results of operations. ListCo will not be subject to the same legal and regulatory obligations, including certain compliance and reporting obligations intended to protect investors, that apply to investment companies such as mutual funds and exchange - traded funds, or to obligations applicable to investment advisers. Due to the unregulated nature and lack of transparency surrounding the operations of many Ether trading venues, Ether trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes, which may result in a loss of confidence in Ether trading venues and adversely affect the value of ListCo’s Ether holdings. Ether is created and transmitted through the operations of the peer - to - peer Ethereum network, a decentralized network of computers running software following the Ethereum protocol. If the Ethereum network is disrupted or encounters any unanticipated difficulties, the value of Ethereum could be negatively impacted. ListCo may be subject to material litigation, including individual and class action lawsuits, as well as investigations and enforcement actions by regulators and governmental authorities. These matters are often expensive and time consuming, and, if resolved adversely, could harm ListCo’s business, financial condition, and operating results. ListCo’s compliance and risk management methods might not be effective and may result in outcomes that could adversely affect ListCo’s reputation, operating results, and financial condition. Changes in laws or regulations, or a failure to comply with any laws and regulations, including any applicable financial industry regulation, could have a material adverse impact on ListCo and its activities. If ListCo were considered to be a “shell company” by Nasdaq, or another stock exchange on which ListCo applies for listing, or by the SEC, ListCo may be unable to list its ListCo Class A Common Stock on a stock exchange and the Business Combination would not occur. ListCo could be considered to be a “shell company” and expects to be considered the successor to a shell company, and therefore ListCo and its stockholders would be restricted in reliance on certain rules or forms in connection with the offering, sale or resale of securities. If any Ether held by ListCo is used in connection with “staking,” it could be vulnerable to a significant attack on the network as a whole if a malicious actor were to try to interfere with the Ethereum blockchain. Ethereum’s underlying reliance on “gas” to facilitate transactions is uncertain and fluctuates based on supply, demand and network capacity at the time of a transaction, and fluctuations in “gas” costs, even temporarily, could jeopardize operating results.

30 Risk Factors (Cont.) Risks Related to Being a Public Company The market price of ListCo Class A Common Stock and warrants may be volatile and decline materially as a result of volatility in Ether or the digital asset markets generally, or for other reasons. You should be aware that you may lose some or all of your investment. The principal assets of ListCo following the Business Combination will be its Ether holdings and cash and cash equivalents from the proceeds of the Business Combination and the Private Placements not invested in Ether. Although ListCo is expected to have certain other operations, ListCo will depend on such retained cash and cash equivalents to pay its debts and other obligations. If securities or industry analysts do not publish research or reports about ListCo’s business or the Business Combination or publish negative reports, the market price of ListCo Class A Common Stock could decline. ListCo’s ability to timely raise capital in the future may be limited, or may be unavailable on favorable terms, if at all. ListCo’s failure to raise capital when needed could harm its business, operating results and financial condition. The issuance of additional shares and warrants by ListCo could make it difficult for another company to acquire ListCo, may dilute the ownership of ListCo stockholders and could adversely affect the price of ListCo Class A Common Stock and public warrants. Future resales of ListCo Class A Common Stock after the consummation of the Business Combination may cause the market price of ListCo’s securities to drop significantly, even if ListCo’s business is doing well. ListCo will incur higher costs post - Business Combination as a result of being a public company, including additional legal, accounting, insurance and other expenses, as well as costs associated with public company reporting requirements. ListCo’s management team is expected to have limited experience managing and operating a U.S. public company. If ListCo is unable to maintain an effective system of internal controls and compliances, its business and reputation could be adversely affected. ListCo’s failure to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes - Oxley Act that will be applicable to it following consummation of the Business Combination could have a material adverse effect on its business, financial condition, results of operations, cash flow and prospects. ListCo will be an “emerging growth company.” The reduced public company reporting requirements applicable to emerging growth companies may make ListCo Class A Common Stock less attractive to investors. Risks Related to the Business Combination The market price of ListCo Class A Common Stock and warrants after the Business Combination will be affected by factors different from those currently affecting the prices of Class A ordinary shares of Dynamix (“ Dynamix Class A Ordinary Shares ”). Even if the Business Combination is consummated, the public warrants may never be in the money, and they may expire worthless and the terms of the warrants may be amended in a manner adverse to a holder if sufficient holders of the then outstanding public warrants approve of such amendment. The ListCo warrants may have an adverse effect on the market price of the ListCo Class A Common Stock. Warrants will become exercisable for ListCo Class A Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders. Public shareholders who redeem their shares of Dynamix Class A Ordinary Shares may continue to hold any Dynamix warrants that they own, which results in dilution to non - redeeming holders upon exercise of the Dynamix warrants. ListCo may redeem the unexpired warrants prior to their exercise at a time that is disadvantageous to warrant holders and the exercise of a significant number of the warrants could adversely affect the market price of ListCo Class A Common Stock. The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement among the Parties (the “ Business Combination Agreement ”) may be terminated in accordance with its terms and the Business Combination may not be completed. The Business Combination Agreement contains provisions that limit Dynamix from seeking an alternative business combination. Neither Dynamix nor its shareholders will have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post - closing adjustment to be made to the total merger consideration in the event that any of the representations and warranties in the Business Combination Agreement made by ListCo or any other party thereto ultimately proves to be inaccurate or incorrect. Investors in the Private Placements will experience immediate and material dilution upon closing of the Business Combination as a result of the Class B ordinary shares of Dynamix (the “ Dynamix Class B Ordinary Shares ”) held by the sponsor of Dynamix (the “ Sponsor ”), since the value of the Dynamix Class B Ordinary Shares is likely to be substantially higher than the nominal price paid for them, even if the trading price of ListCo Class A Common Stock at such time is substantially less than $10.00 per share. Since the Sponsor and Dynamix’s directors and officers have interests that are different from, or in addition to (and which may conflict with), the interests of Dynamix’s public shareholders, a conflict of interest may exist in determining whether the Business Combination with ListCo is appropriate as Dynamix’s initial business combination. Such interests include that the Sponsor will lose its entire investment in Dynamix if the Business Combination or any other business combination is not completed, and that the Sponsor will be liable to Dynamix in certain circumstances if and to the extent any claims by a third party for services rendered or products sold to Dynamix (except for our independent auditors and underwriters of Dynamix’s initial public offering), or a prospective target business with which Dynamix has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the redemption amount to below certain agreed upon thresholds. Dynamix’s directors and officers will have discretion on whether to agree to changes or waivers in the terms of the Business Combination and their interests in exercising that discretion may conflict with those of Dynamix’s shareholders. Members of Dynamix’s management team and the Dynamix Board have experience as founders, board members, officers, executives or employees of other companies. Certain of those persons, as well as Dynamix’s affiliates, have been, may be, or may become, involved in litigation, investigations or other proceedings, including related to those companies or otherwise. The defense or prosecution of these matters could be time - consuming and could divert Dynamix management’s attention, and may have an adverse effect on Dynamix, which may impede Dynamix’s ability to consummate the Business Combination. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Dynamix’s business, including Dynamix’s ability to complete the Business Combination. If the Business Combination is not approved and Dynamix does not consummate another initial business combination by its deadline, then the Sponsor’s ordinary shares of Dynamix will become worthless and the expenses it has incurred will not be reimbursed. These interests may have influenced its decision to approve the Business Combination. A substantial majority of Dynamix’s public shareholders may redeem their Dynamix Class A Ordinary Shares, which will reduce proceeds available to fund ListCo’s operations following the Business Combination. The ability of public shareholders of Dynamix to exercise redemption rights with respect to a large number of Dynamix’s public shares may reduce the public “float” of Dynamix Class A Ordinary Shares, reduce the liquidity of the trading market for the Dynamix Class A Ordinary Shares on Nasdaq, or make it difficult to obtain or maintain the quotation, listing or trading of shares of ListCo Class A Common Stock on Nasdaq, and subsequently may not allow the parties to complete the Business Combination, or optimize ListCo’s capital structure following the Business Combination. If Dynamix seeks shareholder approval of the Business Combination, the Sponsor and Dynamix’s directors, officers and their respective affiliates may elect to purchase Dynamix Class A Ordinary Shares from public shareholders, subject to any limitations under the Securities Exchange Act of 1934, which may influence a vote on the Business Combination and reduce the public “float” of Dynamix Class A Ordinary Shares. At closing, the ownership interest in ListCo of the holders of interests in SPV (including those who invest in the Private Placement in the SPV) will be based on the greater of the price of Ether at signing and the price of Ether at closing. The ownership interest in ListCo of investors in the Private Placement in ListCo will be based on the price of Ether at closing. Accordingly, if a holder of interests in the SPV and an investor in the Private Placement in ListCo each invested an identical amount and (i) there was an increase in the price of Ether between signing and closing, the holder of interests in SPV will receive a greater percentage ownership in ListCo than the investor in the Private Placement in ListCo or (ii) there was a decrease in the price of Ether between signing and closing, the holder of interests in the SPV will receive the same percentage ownership in ListCo as the investor in the Private Placement in ListCo.

31 Risk Factors (Cont.) Risks Related to Ownership of ListCo Class A Common Stock and Public Warrants Following the Business Combination Securities of companies formed through mergers with special purpose acquisition companies such as ListCo may experience a material decline in price relative to the share price of the special purpose acquisition companies prior to the merger. Volatility in ListCo’s share and warrant prices could subject ListCo to securities class action litigation. Currently, there is no public market for the shares of ListCo Class A Common Stock. Investors cannot be sure about whether an active trading market in ListCo Class A Common Stock will develop. Stock prices of companies formed through mergers involving special purpose acquisition companies have been volatile. Accordingly, securities of companies such as ListCo may be more volatile than other securities and may involve special risks. ListCo may or may not pay cash dividends in the foreseeable future. ListCo expects to qualify as a controlled company under applicable stock exchange rules and expects to avail itself of applicable exemptions from the corporate governance requirements thereof. Holders of ListCo Class A Common Stock have no voting rights. As a result, holders of ListCo Class A Common Stock will not have any ability to influence stockholder decisions. Sales of a substantial number of ListCo securities in the public market following the Business Combination could adversely affect the market price of ListCo Class A Common Stock. Risks Related to Taxation Unrealized fair value gains on ListCo’s Ether holdings could cause ListCo to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022. If Dynamix is characterized as a passive foreign investment company for U.S. federal income tax purposes, its U.S. shareholders may suffer adverse tax consequences as a result of the Business Combination.

Disclaimers and Other Important Information

This presentation (this "Presentation") is being furnished solely to recipients that are "qualified institutional buyers" as defined in Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), or "accredited investors" (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the "Recipient") by Dynamix Corporation ("Dynamix"), The Ether Reserve LLC (the "Company"), and The Ether Machine, Inc., a proposed combined publicly listed company domiciled in the U.S. ("ListCo" and together with Dynamix and the Company, the "Parties") solely for informational purposes of considering the opportunity to participate in the proposed private placements in connection with a potential business combination among the Parties and related transactions (the "Business Combination" and together with both proposed private offerings (the "Equity Offerings"), the "Transactions"). By reading this Presentation, the Recipient will be deemed to have agreed to the obligations and restrictions set out below.

This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction, in connection with the Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities pursuant to the Equity Offerings will be made only pursuant to a definitive subscription agreement and related documentation and will be made in reliance on an exemption from registration under the Securities Act for offers and sales of securities that do not involve a public offering. Any other solicitation or offering of securities shall be made only by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. The Parties reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason, or for no reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the Recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. The securities issued in the Equity Offerings have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of the Parties or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation or determined if this Presentation is truthful, accurate or complete, and it is an offense to claim otherwise.

None of Dynamix, the Company or ListCo nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, members, directors, officers, employees, advisers or agents (collectively, "Representatives") makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the course of its evaluation of the Transactions, and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. To the fullest extent permitted by law, none of the Parties nor any of their Representatives shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, the information contained herein does not purport to contain all of the information that may be required to evaluate the Transactions. The information contained in this Presentation is provided as of the date hereof and may change, and none of the Parties nor any of their Representatives undertakes any obligation to update such information, including in the event that such information becomes inaccurate or incomplete. The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs.

Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with any Party or their respective Representatives, as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Parties and each of the Transactions. Recipients of this Presentation should read the definitive documents for the Equity Offerings or any other Transaction and make their own evaluation of the Parties and the Equity Offerings or any other Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

You are urged to request any additional information you may consider necessary or desirable in making an informed investment decision. You (and your Representative, if any) are invited, prior to the entry into any definitive documentation with respect to the Equity Offerings or the consummation of any other Transaction, to ask questions of, and receive answers from, the Parties concerning the Transactions and to obtain additional information regarding the Transactions, to the extent the same can be acquired without unreasonable effort or expense, in order to verify the accuracy of the information contained herein.

Confidentiality

This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates and Representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of each of the Parties, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Parties and the Transactions or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

Forward-Looking Statements

This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the Transactions, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding ListCo, the Company, the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions, the assets held by the Company, the price and volatility of Ether, including such volatility's expected enablement of lower cost-financing, Ether's position as the leading yield-generating cryptocurrency, Ethereum's ability to power the next evolution of financial services and to take advantage of any tokenization opportunities, any expected benefits or growth of tokenization and tokenization opportunities, Ethereum's position as a leader in stablecoin infrastructure, any expected growth or opportunities associated with stablecoin, ListCo's listing on an applicable securities exchange, the macro and political conditions surrounding digital assets, including the evolution of regulatory tailwinds and conditions and legislative developments, the increasing adoption of digital assets, including Ethereum, any projected outcomes or expectations of crypto treasury strategies, expectations of Ether to perform as a superior treasury asset, the Ether Machine's ability to stake and leverage capital markets and any future updates by asset managers to incorporate staking, the Ether Machine's proposed operational strategy, plans and use of proceeds, objectives of management for future operations of the Company and ListCo, expected operating costs of ListCo and its subsidiaries, the upside potential and opportunity for investors resulting from any proposed Transactions, any projections or pro forma values associated with any Transactions, any proposed Transaction structures and offering terms, ListCo and the Company's plans for Ether adoption, value creation, investor benefits and strategic advantages, market size and growth opportunities, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, any expected benefits, future scaling and efficiency upgrades associated with the Ethereum Merge, and ListCo's expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "potential," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions.

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Forward-Looking Statements (Cont'd)

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Dynamix's securities; the risk that the Business Combination may not be completed by Dynamix's business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Dynamix's shareholders, or the Equity Offerings; failure to realize the anticipated benefits of the Transactions; the level of redemptions of Dynamix's public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A shares of Dynamix or the shares of Class A Common Stock of ListCo; the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination; the failure of ListCo to obtain or maintain the listing of its securities any stock exchange on which ListCo's Class A Common Stock will be listed after closing of the Business Combination; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to ListCo's anticipated operations and business, including the highly volatile nature of the price of Ether; the risk that ListCo's stock price will be highly correlated to the price of Ether and the price of Ether may decrease between the signing of the definitive documents for the Transaction and the closing of the Transactions or at any time after the closing of the Transactions; risks related to increased competition in the industries in which ListCo will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Ether; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Business Combination, ListCo experiences difficulties managing its growth and expanding operations; challenges in implementing its business plan including Ether-related financial and advisory services, due to operational challenges, significant competition and regulation; being considered to be a "shell company" by any stock exchange on which the ListCo Class A Common Stock will be listed or by the SEC, which may impact the ability to list ListCo's Class A Common Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against the Company, Dynamix, ListCo or others following announcement of the Business Combination; and those risk factors discussed in documents of ListCo, the Company, or Dynamix filed, or to be filed, with the Securities and Exchange Commission ("SEC").

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the final prospectus of Dynamix dated as of November 20, 2024 and filed by Dynamix with the SEC on November 21, 2024, Dynamix's Quarterly Reports on Form 10-Q, Dynamix's Annual Report on Form 10-K filed with the SEC on March 20, 2025 and the registration statement on Form S-4 and proxy statement/prospectus that will be filed by ListCo and Dynamix, and other documents filed by Dynamix and ListCo from time to time with the SEC, as well as the list of risk factors included herein. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Dynamix nor the Company nor ListCo presently know or that Dynamix, the Company and ListCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Parties or any of their Representatives assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Parties or any of its Representatives gives any assurance that any of Dynamix, the Company or ListCo will achieve its expectations. The inclusion of any statement in this presentation does not constitute an admission by ListCo, the Company or Dynamix or any other person that the events or circumstances described in such statement are material.

Industry and Market Data

This Presentation has been prepared by the Parties and their Representatives and includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. Although the Parties believe these third-party sources are reliable as of their respective dates, none of the Parties or any of their respective Representatives has independently verified the accuracy or completeness of this information and cannot assure you of the data's accuracy or completeness. Some data are also based on the Parties' good faith estimates, which are derived from both internal sources and the third-party sources. None of the Parties or their Representatives make any representation or warranty with respect to the accuracy of such information. The Parties expressly disclaim any responsibility or liability for any damages or losses in connection with the use of such information herein. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by Dynamix or ListCo, or any other report or document to be filed by ListCo following completion of the Business Combination with the SEC.

Trademarks and Intellectual Property

All trademarks, service marks, and trade names of any Party or their respective affiliates used herein are trademarks, service marks, or registered trade names of such Party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any Party, or an endorsement or sponsorship by or of any Party. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any Party or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names.

Additional Information and Where to Find It

In connection with the Business Combination, Dynamix and ListCo intend to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Dynamix shareholders. Dynamix will also file other documents regarding the Transactions with the SEC.

Before making any voting or investment decision, investors, shareholders and other interested persons of Dynamix are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with Transactions carefully and in their entirety as they become available because they will contain important information about the Transactions.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Dynamix through the website maintained by the SEC at www.sec.gov.

The documents filed by Dynamix and ListCo with the SEC also may be obtained free of charge, once available, on the SEC's website at www.sec.gov or by directing a request to: Dynamix Corporation, 1980 Post Oak Blvd., Suite 100 PMB 6373, Houston, TX, 77056

Participants in Solicitation

Dynamix, ListCo, the Company and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Dynamix's shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Dynamix's securities are, or will be, contained in Dynamix's filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Dynamix's shareholders in connection with the Business Combination, including and the names and interests of the Company and ListCo's directors and executive officers, will be set forth in the proxy statement/prospectus on Form S-4 for the Business Combination, which is expected to be filed by ListCo and Dynamix with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

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